Exhibit 99.3
Information for Transatlantic Stockholders Regarding Recent Developments August 1, 2011

Cautionary Note Regarding Forward- Looking Statements 1 This presentation contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, these forward- looking statements could be affected by the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, dated as of 12-Jun-2011, between Transatlantic and Allied World ("Allied World Merger Agreement"); the inability to obtain Transatlantic's or Allied World's stockholder approval or the failure to satisfy other conditions to completion of the proposed merger with Allied World, including receipt of regulatory approvals; risks that the proposed merger disrupts current plans and operations; risks that the unsolicited Validus exchange offer (the "Exchange Offer") disrupts current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the proposed merger; the amount of the costs, fees, expenses and charges related to the proposed merger and the exchange offer; pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of loss reserves; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; financial and credit market conditions; cyclical industry conditions; credit quality; government, regulatory and accounting policies; the legal environment; legal and regulatory proceedings; judicial, legislative, political and other governmental developments; failures of pricing models to accurately assess risk; the reserving process, the competitive environment in which we operate; interest rate and foreign currency exchange rate fluctuations; uncertainties inherent in international operations; management's response to these factors; and other risks detailed in the "Cautionary Statement Regarding Forward-Looking Information," "Risk Factors" and other sections of Transatlantic's Form 10-K and other filings with the Securities and Exchange Commission ("SEC") and in the section entitled "Risk Factors" in the Form S-4 filed by Allied World with the SEC on July 7, 2011. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Transatlantic is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law. Additional Information about the Proposed Merger with Allied World and Where to Find It This communication relates to a proposed merger between Transatlantic and Allied World. In connection with the proposed merger, Allied World has filed with the SEC a registration statement on Form S-4, which includes a preliminary joint proxy statement of Transatlantic and Allied World and also constitutes a preliminary prospectus of Allied World, that provides details of the proposed merger and the attendant benefits and risks. This communication is not a substitute for the joint proxy statement/prospectus or any other document that Transatlantic or Allied World may file with the SEC or send to their stockholders in connection with the proposed merger. Investors and security holders are urged to read the registration statement on Form S-4, including the preliminary joint proxy statement/prospectus filed and other relevant documents that will be filed with the SEC (including the definitive joint proxy statement/prospectus), as they become available because they will contain important information about the proposed merger. All documents, when filed, will be available free of charge at the SEC's website (www.sec.gov). You may also obtain these documents by contacting Transatlantic's Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e- mail at investor_relations@transre.com; or by contacting Allied World's Corporate Secretary, attn.: Wesley D. Dupont, at Allied World Assurance Company Holdings, AG, Lindenstrasse 8, 6340 Baar, Zug, Switzerland, or via e-mail at secretary@awac.com. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Participants in the Solicitation Transatlantic, Allied World and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed merger. Information about Transatlantic's directors and executive officers is available in Transatlantic's proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Stockholders and the preliminary joint proxy statement/prospectus on Form S-4 related to the proposed merger, which was filed by Allied World with the SEC on July 7, 2011. Information about Allied World's directors and executive officers is available in Allied World's proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Shareholders and the preliminary joint proxy statement/prospectus on Form S-4 related to the proposed merger, which was filed with the SEC on July 7, 2011. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, to the extent applicable will be contained in the definitive joint proxy statement/prospectus on Form S-4 and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the definitive joint proxy statement/prospectus on Form S-4 carefully before making any voting or investment decisions. Additional Information About the Validus Exchange Offer This communication is neither an offer to purchase nor the solicitation of an offer to sell any securities. In response to the Exchange Offer, Transatlantic has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC. Investors and security holders are urged to read the Solicitation/Recommendation Statement on Schedule 14D-9 because it contains important information about the Validus Exchange Offer. All documents, when filed, will be available free of charge at the SEC's website (www.sec.gov). You may also obtain these documents by contacting Transatlantic's Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com.

Transatlantic Board's Position The Transatlantic Board of Directors continues to reaffirm its recommendation of, and declaration of advisability with respect to, the merger agreement with Allied World and believes that: Exchange ratio reflects the relative contribution of both companies Strong strategic and financial rationale would lead to significant long-term value creation potential The transaction has a high degree of certainty of completion with an agreed upon merger agreement and completed due diligence In our view, Validus's proposal requires due diligence and, as a result, is conditional and uncertain. In order to conduct due diligence, Validus and Transatlantic are required to sign a confidentiality agreement We conducted in-depth due diligence on Allied World in connection with the merger agreement with Allied World With significant portion of the consideration in Validus's common stock, we need to diligence Validus to understand the merits, risks and value of Validus's proposal to our stockholders Diligence by Validus on Transatlantic should lead to a refined view of synergies and a reversal of its proposed reserve strengthening If we are able to execute the confidentiality agreement with terms substantially similar to the confidentiality agreement with Allied World, we stand ready to perform mutual due diligence with Validus 2

Customary Confidentiality Agreement: The Facts 3 Two key issues: disclosure of confidential and proprietary information and standstill The Transatlantic-Allied World Merger Agreement, like most public company merger agreements, requires that third parties sign substantially the same customary confidentiality agreement that the two merger parties signed These customary confidentiality agreements typically include a standstill that protects a company from the misuse of its confidential information and encourages the third party to negotiate with the company's board Allied World executed a confidentiality agreement with a standstill and continues to be bound by it As required by the Transatlantic-Allied World Merger Agreement, Transatlantic sent Validus substantially the same form of confidentiality agreement signed by the two merger parties Validus summarily refused to sign this confidentiality agreement Instead, Validus sent Transatlantic a draft confidentiality agreement without a standstill and which would expressly enable Validus and Transatlantic to use the other's confidential information in any manner (including making it public) Prior to receiving a response from Transatlantic, Validus launched its unsolicited exchange offer Transatlantic sent Validus's mark-up of the confidentiality agreement to Allied World, as required under the Transatlantic - Allied World Merger Agreement. Allied World responded that it would not grant a waiver of the standstill provision

Stockholder Rights Plan and Bylaw Amendments: The Facts 4 In response to Validus's rejection of our offer to enter into discussions regarding their proposal, our Board took the following actions: Adopted bylaw amendments Adopted a limited duration (one year) stockholder rights plan Bylaw Amendments We believe the amendments to Transatlantic's bylaws are customary and consistent with the bylaws of many other Delaware public companies The bylaw amendments enable the Board to postpone, adjourn, or recess a stockholder meeting to, among other things, give stockholders sufficient time to consider new information released immediately prior to a meeting Stockholder Rights Plan The stockholder rights plan adopted by the Transatlantic board is short-term (one year) The stockholder rights plan adopted by Transatlantic is intended to reduce the likelihood that any person or group, including Validus, would gain control of Transatlantic by open market accumulation or otherwise without paying a control premium for all common stock, unless authorized by the Board.